Exhibit 99.1

Hims & Hers, a Multi-Specialty Telehealth Platform, to Become Publicly-Traded via Merger with Oaktree Acquisition Corp.

•	Hims & Hers is a telehealth leader modernizing the delivery and accessibility of digital, consumer-focused healthcare services

•	Transaction will enable further investment in growth and new product categories that will accelerate Hims & Hers’ plan to become the digital front door to the healthcare system

•	Combined company to have an implied initial enterprise value of approximately $1.6 billion, with the company expected to have an estimated $330 million in cash after closing

•	Top-tier investors, including Franklin Templeton and clients of Oaktree, anchoring a $75 million PIPE

•

Leading existing institutional backers of Hims & Hers, including Founders Fund, Forerunner Ventures, IVP, Redpoint Ventures, Thrive Capital, McKesson Ventures, and the Canadian Pension Plan Investment Board intend to roll 100% of their equity

San Francisco and Los Angeles — October 1, 2020 — Hims, Inc. (“Hims & Hers” or the “Company”), a market leading telehealth company, and Oaktree Acquisition Corp. (NYSE: OAC.U, OAC, OAC WS), a special purpose acquisition company sponsored by an affiliate of Oaktree Capital Management, L.P. (“Oaktree”), announced today that they have entered into a definitive merger agreement. Upon completion of the transaction, the combined company’s securities are expected to be traded on the New York Stock Exchange (NYSE) under the symbol “HIMS.”

Company Overview

Launched in 2017, Hims & Hers has built a proprietary platform that connects consumers to licensed healthcare professionals for care across numerous specialties, including primary care, mental health, sexual health and dermatology, among others. Since its founding, the Company has facilitated more than two million telehealth consultations, enabling greater access to high quality, convenient and affordable care for people in all 50 states. The Company has driven 100%+ compounded annual revenue growth over the last two years and has more than doubled gross margins to 70%+, with revenue that is over 90% recurring in nature.

The future of healthcare will be led by consumer brands that empower people and give them full control over their healthcare. A direct relationship with consumers is the most valuable component in the healthcare system. Hims & Hers has endeavored to build a healthcare system that squarely focuses on the needs of the healthcare consumer. Hims & Hers directs the consumer experience from start to finish, uniquely positioning the Company in the rapidly-emerging telemedicine landscape to lead the industry in B2C-focused telehealth solutions.

Hims & Hers has built a strong customer base of highly loyal brand ambassadors who represent the future of the healthcare system. The Company’s customers embrace its convenient, digitally native product, generating organic growth through word of mouth and user-generated content, which enhances brand awareness and lowers customer acquisition costs. The majority of its consumers are millennials, a high-value generation at the beginning of its lifetime value curve that is poised to expand its purchasing power. The Hims & Hers platform is set up to serve these customers over the long-term by offering great user experience and access to high quality medical care.

As of June 2020, Hims & Hers had approximately 260,000 subscriptions on the platform.

Management Comments

“We’re thrilled to partner with Oaktree Acquisition Corp. to usher Hims & Hers into our next phase of growth as we work to become the front door to the healthcare system, serving as the first stop for peoples’ health and wellness needs across hundreds of conditions,” said Andrew Dudum, CEO and founder of Hims & Hers. “Hims & Hers was founded to make it easier and more affordable for everyone to get the healthcare they need. We remain committed to advancing that goal as we expand into new categories of care and build an enduring healthcare company that brings choice, affordability and access to consumers.”

“We are very pleased to launch our Oaktree Acquisition Corp. franchise with this partnership with Hims & Hers, a rapidly-growing provider of much-needed innovation to the healthcare system,” said Howard Marks, Co-Chairman of Oaktree. “This transaction shows Oaktree Acquisition Corp. to be a complementary extension of Oaktree’s capabilities and builds on our strength in sourcing opportunities throughout the market cycle.”

“We founded Oaktree Acquisition Corp. to partner with a high quality, growing company that will benefit from a public currency for its next leg of growth,” said Patrick McCaney, CEO of Oaktree Acquisition Corp. “Hims & Hers is an ideal match and represents a unique opportunity to invest in a rapidly-growing company that is modernizing the delivery and accessibility of healthcare and wellness solutions. Over the past two years, the Company has experienced significant growth bolstered by the continuing widespread adoption of telehealth and digital patient care solutions – and we think this is just the beginning. We look forward to partnering with Hims & Hers to accelerate the expansion of its high-quality, end-to-end care services across the broader healthcare marketplace.”

Key Transaction Terms

The business combination values the combined company at an enterprise value of approximately $1.6 billion and is expected to deliver up to $280 million of cash to the combined company through the contribution of up to $205 million of cash held in Oaktree Acquisition Corp.’s trust account, and a $75 million concurrent private placement (PIPE) of common stock of the combined company, priced at $10.00 per share, from leading institutional investors, including funds managed by Franklin Templeton and certain Oaktree clients. The enterprise value equals 8.9x estimated 2021 revenue and 12.2x estimated 2021 gross profit, an attractive valuation relative to telehealth peers despite the Company’s leading growth and margin profile.

As part of the transaction, Hims & Hers’ current management and existing equity holders will roll nearly 100% of their equity into the combined company. Leading existing institutional backers of the Company including Founders Fund, Forerunner Ventures, IVP, Redpoint Ventures, Thrive Capital, McKesson Ventures, and the Canadian Pension Fund intend to roll 100% of their shares and the transaction agreement provides for up to $75 million of cash consideration at closing to shareholders, at their election. Assuming no public shareholders of Oaktree Acquisition Corp. exercise their redemption rights and before any potential cash consideration to Hims & Hers shareholders, current Hims & Hers equity holders will own approximately 84%, Oaktree Acquisition Corp. shareholders will own approximately 12%, and PIPE investors will own approximately 4% of the issued and outstanding shares of common stock, respectively, of the combined company at closing. Furthermore, the combined company will be capitalized with up to $330 million in cash, including proceeds received from the transaction together with existing cash on Hims &

Hers’ balance sheet. The business combination includes a minimum cash closing condition of $200 million, which is calculated as cash delivered from Oaktree Acquisition Corp.’s trust account, plus cash delivered from the PIPE, minus the up to $75 million of cash consideration at closing to shareholders as described above. Hims & Hers intends to continue investing in growth and new product categories to accelerate its goal of becoming the digital front door to the healthcare system.

The transaction, which has been unanimously approved by the Boards of Directors of each Hims & Hers and Oaktree Acquisition Corp., is subject to approval by Oaktree Acquisition Corp.’s shareholders and other customary closing conditions. The transaction is expected to close in the fourth quarter of 2020.

A more detailed description of the transaction terms and a copy of the Agreement and Plan of Merger will be included in a current report on Form 8-K to be filed by Oaktree Acquisition Corp. with the United States Securities and Exchange Commission (the “SEC”). Oaktree Acquisition Corp. will file a registration statement (which will contain a proxy statement/prospectus) with the SEC in connection with the transaction.

Advisors

LionTree Advisors is serving as exclusive financial advisor to Hims & Hers and Gunderson Dettmer Stough Villeneuve Franklin & Hachigian LLP is serving as legal counsel.

Credit Suisse and Deutsche Bank Securities are serving as capital markets advisors and private placement agents to Oaktree Acquisition Corp. Deutsche Bank Securities is acting as financial advisor to Oaktree Acquisition Corp. Kirkland & Ellis LLP is serving as legal counsel to Oaktree Acquisition Corp.

Management Presentation

A presentation made by the management teams each of Hims & Hers and Oaktree Acquisition Corp. regarding the transaction will be available on the websites of Oaktree Acquisition Corp. at https://www.oaktreeacquisitioncorp.com/news and Hims & Hers at forhims.com/investor and forhers.com/investor. Oaktree Acquisition Corp. will also file the presentation with the SEC as an exhibit to a Current Report on Form 8-K, which can be viewed on the SEC’s website at www.sec.gov.

About Hims & Hers

Hims & Hers is a multi-specialty telehealth platform that connects consumers to licensed healthcare professionals, enabling them to access high quality medical care for numerous conditions related to primary care, mental health, sexual health, dermatology, and more. Launched in November 2017, the company also offers thoughtfully created and curated health and wellness products. With products and services available across all 50 states and Washington, D.C., Hims & Hers is able to provide all Americans access to quality, convenient and affordable care through a computer or smartphone. Hims & Hers was founded by CEO Andrew Dudum, Hilary Coles, Jack Abraham and Joe Spector at venture studio Atomic in San Francisco, California. For more information about Hims & Hers, please visit forhims.com and forhers.com.

About Oaktree Acquisition Corp.

The Oaktree Acquisition Corp. franchise was formed to partner with high-quality, growing companies to facilitate their successful entry to the public markets. By leveraging the deep capabilities and experience of its sponsor, an affiliate of Oaktree, which manages $122 billion in assets under management as of June 30, 2020, Oaktree Acquisition Corp. seeks to provide best-in-class resources and execution, coupled with a focus on long-term partnership and shareholder value creation. For more information about Oaktree Acquisition Corp. or Oaktree Acquisition Corp. II, please visit oaktreeacquisitioncorp.com.

Additional Information and Where to Find It

Oaktree Acquisition Corp. intends to file with the SEC a Registration Statement on Form S-4 containing a proxy statement/prospectus relating to the proposed business combination, which will be mailed to its shareholders once definitive. This press release does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the proposed business combination. Oaktree Acquisition Corp.’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the proposed business combination, as these materials will contain important information about the Company, Oaktree Acquisition Corp. and the proposed business combination. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed business combination will be mailed to shareholders of Oaktree Acquisition Corp. as of a record date to be established for voting on the proposed business combination. Shareholders of Oaktree Acquisition Corp. will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a written request to: Oaktree Acquisition Corp., 333 South Grand Avenue, 28th Floor, Los Angeles, California.

Participants in the Solicitation

Oaktree Acquisition Corp. and its directors and executive officers may be deemed participants in the solicitation of proxies from Oaktree Acquisition Corp.’s shareholders with respect to the proposed business combination. A list of the names of those directors and executive officers and a description of their interests in Oaktree Acquisition Corp. is contained in Oaktree Acquisition Corp.’s annual report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a written request to Oaktree Acquisition Corp., 333 South Grand Avenue, 28th Floor, Los Angeles, California. Additional information regarding the interests of such participants will be contained in the proxy statement/prospectus for the proposed business combination when available.

Hims & Hers and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of Oaktree Acquisition Corp. in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be included in the proxy statement/prospectus for the proposed business combination when available.

Forward-Looking Statements

Certain statements in this press release may be considered forward-looking statements. Forward-looking statements generally relate to future events or Oaktree Acquisition Corp.’s or Hims &

Hers’ future financial or operating performance. For example, statements about the expected timing of the completion of the proposed business combination, the benefits of the proposed business combination, the competitive environment, and the expected future performance (including future revenue, pro forma enterprise value, and cash balance) and market opportunities of Hims & Hers are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Oaktree Acquisition Corp. and its management, and Hims & Hers and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreements with respect to the proposed business combination; (2) the outcome of any legal proceedings that may be instituted against Oaktree Acquisition Corp., Hims & Hers, the combined company or others following the announcement of the proposed business combination; (3) the inability to complete the proposed business combination due to the failure to obtain approval of the shareholders of Oaktree Acquisition Corp. or to satisfy other conditions to closing, including the satisfaction of the minimum trust account amount following any redemptions; (4) changes to the proposed structure of the business combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the proposed business combination; (5) the ability to meet stock exchange listing standards at or following the consummation of the proposed business combination; (6) the risk that the proposed business combination disrupts current plans and operations of Hims & Hers as a result of the announcement and consummation of the proposed business combination; (7) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the proposed business combination; (9) changes in applicable laws or regulations; (10) the possibility that Hims & Hers or the combined company may be adversely affected by other economic, business, and/or competitive factors; (11) the limited operating history of Hims & Hers; (12) the Hims & Hers business is subject to significant governmental regulation; (13) the Hims & Hers business may not successfully expand into other markets, including womens’ health; and (14) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Oaktree Acquisition Corp.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, and which will be set forth in registration statement on Form S-4 to be filed by Oaktree Acquisi-tion Corp. with the SEC in connection with the proposed business combination.

Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither Oaktree Acquisition Corp. nor Hims & Hers undertakes any duty to update these forward-looking statements.

Non-Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential business combination and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Oaktree Acquisition Corp., the Company or the combined company, nor shall there be any sale of any such securi-ties in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Contacts:

Investor Relations

Hims & Hers

Bob East or Jordan Kohnstam

Westwicke, an ICR company

HIMSIR@westwicke.com

(443) 213-0500

Oaktree Acquisition Corp.

infoOAC1@oaktreeacquisitioncorp.com

Media Relations

Hims & Hers

Chelsea Harrison

charrison@forhims.com

Sean Leous

Westwicke, an ICR company

HIMSPR@westwicke.com

(646) 866-4012

Oaktree Acquisition Corp.

mediainquiries@oaktreecapital.com